                                                                   Exhibit 10.18

                            ASSIGNMENT AND ACCEPTANCE
                                    AGREEMENT

                  This ASSIGNMENT AND ACCEPTANCE AGREEMENT (this AGREEMENT"), dated as of October __, 2001, is made by and between THE CHASE MANHATTAN BANK (the "ASSIGNOR") and UBS AG, STAMFORD BRANCH (the "Assignee"). Reference is made to the Second Amended and Restated Credit Agreement, dated as of March 17, 1998 (as amended, supplemented or otherwise modified through the date hereof, the "CREDIT AGREEMENT"), among Big City Radio, Inc. (the "BORROWER"), the Lenders named therein and The Chase Manhattan Bank, as administrative agent for the Lenders (in such capacity, the "AGENT"). Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

                  WHEREAS, the Assignor is the sole Lender and the Agent under the Credit Agreement.

                  WHEREAS, as of the date hereof the Commitment under the Credit Agreement is $15,000,000, of which $800,000 is outstanding.

                  WHEREAS, (a) the Assignor wishes to assign to the Assignee and be released from all of its rights and obligations under the Credit Agreement and (b) the Assignee wishes to assume such rights and obligations.

                  WHEREAS, the Assignor wishes to resign as Agent under the Credit Agreement and the other Loan Documents, and wishes to appoint the Assignee as successor agent for the Lenders thereunder, and the Assignee wishes to accept such appointment.

                  NOW, THEREFORE, the Assignor and the Assignee agree as follows:

                  1. The Assignor hereby irrevocably sells and assigns to the Assignee without recourse to the Assignor, and the Assignee hereby irrevocably purchases and assumes from the Assignor without recourse to the Assignor, as of the Effective Date (as defined below), the interest described in SCHEDULE I hereto (the "ASSIGNED INTEREST") in and to the Assignor's rights and obligations under the Credit Agreement with respect to those Commitments in the Credit Agreement as are set forth on SCHEDULE I hereto (individually, an "ASSIGNED COMMITMENT" collectively, the "ASSIGNED COMMITMENTS"). In connection therewith, the Assignor hereby resigns as Agent under Credit Agreement and the other Loan Documents, and appoints the Assignee as successor agent for the Lenders, in each case as of the Effective Date.

                  2. The Assignor (a) other than as expressly set forth herein, makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or with respect to the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Loan Document or any other instrument or document furnished pursuant thereto, other than that the Assignor has not created any adverse claim upon the interest being assigned by it hereunder and that such interest is free and clear of any such adverse claim; (b) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or any other obligor or the performance or observance by the Borrower or any other obligor of any of their respective obligations under the Credit Agreement or any other Loan Document or any other instrument or document furnished pursuant hereto or thereto;

(c) attaches any Notes held by it evidencing the Assigned Commitments and requests that the Agent, upon request by the Assignee, exchange the attached Note for a new Note payable to the Assignee; and (d) confirms possession of [DESCRIBE ANY COLLATERAL THE CHASE MANHATTAN BANK POSSESSES AS AGENT] and agrees to deliver to Assignor (on or before the Effective Date) any property held by it as collateral pursuant to the Credit Agreement or, as applicable, instruct the relevant custodian to deliver such property to Assignee.

                  3. The Assignee (a) represents and warrants that it is legally authorized to enter into this Agreement; (b) confirms that it has received a copy of the Credit Agreement, together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; and (c) agrees that it will, independently and without reliance upon the Assignor and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto.

                  4. The effective date of this Agreement shall be the Effective Date of Assignment described in SCHEDULE I hereto (the "EFFECTIVE DATE").

                  5. From and after the Effective Date, (a) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Agreement, have the rights and obligations of a Lender thereunder and under the other Loan Documents and shall be bound by the provisions thereof; (b) the Assignor shall relinquish its rights and be released from its obligations under the Credit Agreement; (c) the Assignee, as successor agent, shall succeed to the rights, powers and duties of the Agent under the Loan Documents; (d) as used in the Loan Documents, the term "Agent" shall mean the Assignee, as successor agent; (e) the Assignor's rights, powers and duties as Agent shall be terminated without any other or further act or deed on the part of the Assignor or any of the parties to the Credit Agreement.

                  6. The Assignor agrees to, from time to time, at the expense of the Borrower and at the request of the Assignee, deliver to the Assignee such documents, certificates, releases, assignments or other agreements or instruments, in form and substance reasonably satisfactory to the Assignee, and take all such further actions, as the Assignee may reasonably request to evidence, effect or confirm the Assignor's resignation as Agent and the Assignee's appointment as successor Agent under the Credit Agreement and to otherwise evidence, effect or confirm the purposes of this Agreement, including, without limitation, the assignment and assumption described herein and the assignment to and vesting in the Assignee of all Collateral securing the obligations of the Borrower under the Credit Agreement.

                  7. The Assignor hereby acknowledges that (a) pursuant to the terms of the Credit Agreement, the Assignor, as Issuing Bank thereunder, has issued the letters of credit described on SCHEDULE II attached hereto (the "EXISTING LETTERS OF CREDIT"), each of which shall survive beyond the Effective Date, (b) as of the Effective Date, the Existing Letters of Credit, and any exposures relating thereto, shall no longer constitute "Obligations" under the Credit Agreement and shall constitute obligations of the Borrower to the Assignor separate from the Credit Agreement and (c) as of the Effect Date the Lenders and the Credit Agreement shall not be risk participants in Existing Letters of Credit, and the obligations owed to Assignor shall no longer be secured by the Collateral.

                  8. The Borrower hereby confirms to Assignor and Assignee that none of the Borrower nor any of its Subsidiaries nor any Guarantor has any claim, demand, cause of action or


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

controversy of any type, nature, description or character against or with any of the Assignor, any Lender, the Issuing Bank, the Agent, or any of their respective predecessors in interest or any past or present officer, director, attorney, affiliate, of any of the foregoing, in any way arising out of, connected with or related to any Loan Document, any credit accommodation thereunder, any agreement, note or document of any kind related thereto, or the transactions contemplated thereby or hereby. The Borrower acknowledges that Assignee is relying on the foregoing in entering into this Agreement.

                  9. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.


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

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written by their respective duly authorized officers.


                                    THE CHASE MANHATTAN BANK, as Assignor


                                    By:
                                       -------------------------------------
                                       Name:
                                       Title:

                                    UBS AG, STAMFORD BRANCH, as Assignee


                                    By:
                                       -------------------------------------
                                       Name:
                                       Title:


                                    By:
                                       -------------------------------------
                                       Name:
                                       Title:

Acknowledged and Agreed to:

The Chase Manhattan Bank,
as Administrative Agent under
the Credit Agreement


By:
   -------------------------------------
   Name:
   Title:

Big City Radio, Inc.


By:
   -------------------------------------
   Name:
   Title:


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

                                   SCHEDULE I
                     to Assignment and Acceptance Agreement

NAME OF ASSIGNOR: The Chase Manhattan Bank

NAME OF ASSIGNEE: UBS AG, Stamford Branch

EFFECTIVE DATE OF
ASSIGNMENT:       Immediately prior to the effectiveness of the Third Amended and Restated Credit Agreement, as notified by UBS to Chase in writing.

------------------------------------- ----------------------------------- -----------------------------------
     COMMITMENT AMOUNT ASSIGNED         COMMITMENT PERCENTAGE ASSIGNED       OUTSTANDING PRINCIPAL AMOUNT
------------------------------------- ----------------------------------- -----------------------------------
$15,000,000                           100.00%                             $800,000
------------------------------------- ----------------------------------- -----------------------------------

                                   SCHEDULE II
                     to Assignment and Acceptance Agreement

                           EXISTING LETTERS OF CREDIT

------------------------------------- ----------------------------------- -----------------------------------
        LETTER OF CREDIT NO.                     FACE AMOUNT                        BENEFICIARIES
------------------------------------- ----------------------------------- -----------------------------------
P281183                               $1,000,000.00                       Chicago Associates, LLC
------------------------------------- ----------------------------------- -----------------------------------
P277395                               $259,514.60                         Orion Pictures Corp.
------------------------------------- ----------------------------------- -----------------------------------
P201729                               $500,000.00                         Morris Communications Corp.
------------------------------------- ----------------------------------- -----------------------------------


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